UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): March 15, 2007

SLM Student Loan Trust 2007-3

(Exact name of issuer as specified in its charter)

DELAWARE	333-132315/ 333-132315-14	61-1466416
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

c/o Chase Bank USA, National Association

Christiana Center/OPS4

500 Stanton Christiana Road

Newark, Delaware 19713

(Address of issuer’s principal executive offices)

Issuer’s telephone number including are code: (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 5

ITEM 1.01 Entry into a Material Definitive Agreement.

Closing of SLM Student Loan Trust 2007-3

Effective as of January 2, 2007, SLM Funding LLC (“SLM Funding”) and Chase Bank USA, National Association, not in its individual capacity but solely as trustee (the “Trustee”), executed and delivered the Trust Agreement dated as of January 2, 2007, pursuant to which the SLM Student Loan Trust 2007-3 (the “Trust”) was formed. This Trust Agreement was amended and restated as of March 15, 2007.

On March 6, 2007, SLM Funding, SLM Education Credit Finance Corporation (“ECFC”), and SLM Corporation, on the one hand, and Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. and J.P. Morgan Securities Inc., as the representatives (the “Representatives”) of certain Global Co-Managers named in Schedule I to the Underwriting Agreement, (collectively, the “Underwriters”), on the other, executed and delivered the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to be issued by the Trust.

On March 15, 2007, SLM Funding, the Trustee, Deutsche Bank Trust Company Americas, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”) and The Bank of New York, Delaware, not in its individual capacity but solely as Delaware trustee (the “Delaware Trustee”), executed and delivered the Amended and Restated Trust Agreement dated as of March 15, 2007.

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of March 15, 2007, by and among SLM Funding, Chase Bank USA, National Association, not in its individual capacity but solely as interim trustee for SLM Funding (the “SLM Funding Interim Trustee”) and ECFC; (b) the Purchase Agreement, dated as of March 15, 2007, by and among VG Funding (“VG Funding”), Chase Bank USA, National Association, not in its individual capacity but solely as interim trustee for VG Funding (the “VG Funding Interim Trustee”), SLM Funding and the SLM Funding Interim Trustee; (c) the Interim Trust Agreement, dated as of March 15, 2007, by and between SLM Funding and the SLM Funding Interim Trustee; (d) the Interim Trust Agreement, dated as of March 15, 2007, by and between VG Funding and the VG Funding Interim Trustee; (e) the Indenture, dated as of March 15, 2007, by and among the Trust, the Trustee and the Indenture Trustee; (f) the Sale Agreement, dated as of March 15, 2007, by and among the Trust, the Trustee, SLM Funding and the SLM Funding Interim Trustee; (g) the Administration Agreement, dated as of March 15, 2007, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Trustee, Sallie Mae, Inc., in its capacity as the servicer (the “Servicer”), SLM Funding and the Indenture Trustee; and (h) the Servicing Agreement, dated as of March 15, 2007, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

On March 15, 2007, the Trust issued $3,051,376,000 of its Student Loan-Backed Notes.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds of these notes to purchase approximately $2,955,594,436.47 of student loans.

2

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated March 6, 2007, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated March 6, 2007, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of March 15, 2007, by and among SLM Funding, the Trustee, Indenture Trustee and the Delaware Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of March 15, 2007, by and between SLM Funding and the SLM Funding Interim Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of March 15, 2007, by and between VG Funding, LLC and the VG Funding Interim Trustee.

4.4	Indenture, dated as of March 15, 2007, by and among the Trust, the Trustee and the Indenture Trustee.

5.1	Opinion of Richards, Layton & Finger, P.A. dated March 15, 2007 with respect to due authorization, enforceability and legality of the Notes.

99.1	Purchase Agreement, dated as of March 15, 2007, by and among SLM Funding, the SLM Funding Interim Trustee and ECFC.

99.2	Purchase Agreement, dated as of March 15, 2007, by and among VG Funding, LLC, the VG Funding Interim Trustee, SLM Funding and the SLM Funding Interim Trustee.

99.3	Sale Agreement, dated as of March 15, 2007, by and among SLM Funding, the SLM Funding Interim Trustee, the Trustee and the Trust.

99.4	Administration Agreement, dated as of March 15, 2007, by and among the Trust, the Administrator, SLM Funding, the Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of March 15, 2007, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2007	SLM STUDENT LOAN TRUST 2007-3

By: SLM FUNDING LLC

	By:	/s/ MARK L. HELEEN
	Name:	Mark L. Heleen
	Title:	VICE PRESIDENT

4

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated March 6, 2007, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated March 6, 2007, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of March 15, 2007, by and among SLM Funding, the Trustee, Indenture Trustee and the Delaware Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of March 15, 2007, by and between SLM Funding and the SLM Funding Interim Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of March 15, 2007, by and between VG Funding, LLC and the VG Funding Interim Trustee.

4.4	Indenture, dated as of March 15, 2007, by and among the Trust, the Trustee and the Indenture Trustee.

5.1	Opinion of Richards, Layton & Finger, P.A. dated March 15, 2007 with respect to due authorization, enforceability and legality of the Notes.

99.1	Purchase Agreement, dated as of March 15, 2007, by and among SLM Funding, the SLM Funding Interim Trustee and ECFC.

99.2	Purchase Agreement, dated as of March 15, 2007, by and among VG Funding, LLC, the VG Funding Interim Trustee, SLM Funding and the SLM Funding Interim Trustee.

99.3	Sale Agreement, dated as of March 15, 2007, by and among SLM Funding, the SLM Funding Interim Trustee, the Trustee and the Trust.

99.4	Administration Agreement, dated as of March 15, 2007, by and among the Trust, the Administrator, SLM Funding, the Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of March 15, 2007, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

5